UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 19, 2016

INTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California 95054-1549

(Address of principal executive offices) (Zip Code)

(408) 765-8080

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On May 19, 2016, Intel Corporation (the “Company”) issued $500 million aggregate principal amount of 1.700% Senior Notes due 2021 (the “2021 Notes”), $1.00 billion aggregate principal amount of 2.600% Senior Notes due 2026 (the “2026 Notes”) and $1.25 billion aggregate principal amount of 4.100% Senior Notes due 2046 (the “2046 Notes” and, together with the 2021 Notes and the 2026 Notes, the “Notes”) pursuant to the terms of an underwriting agreement dated May 12, 2016 (the “Underwriting Agreement”) among the Company and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein (the “Underwriters”). The aggregate principal amount of the Notes is $2.75 billion, and the net proceeds from the offering are approximately $2.74 billion, before expenses and before deducting underwriting discounts.

The Notes sold pursuant to the Underwriting Agreement were registered under the Company’s registration statement on Form S-3 filed on October 28, 2015 (File No. 333-207633) and were issued pursuant to an indenture between the Company and Wells Fargo Bank, National Association, as successor trustee (the “Trustee”), dated as of March 29, 2006 (the “Base Indenture”), as supplemented by the first supplemental indenture between the Company and the Trustee, dated as of December 3, 2007 (the “First Supplemental Indenture”), as further supplemented by the eighth supplemental indenture between the Company and the Trustee, dated as of May 19, 2016 with respect to the Notes (the “Eighth Supplemental Indenture”).

The foregoing descriptions of the Underwriting Agreement, the Base Indenture, the First Supplemental Indenture and the Eighth Supplemental Indenture are qualified in their entirety by the terms of such agreements, which are filed as Exhibit 1.1 hereto, Exhibit 4.4 to Form S-3 filed March 30, 2006, Exhibit 4.2.4 to Form 10-K filed February 20, 2008 and Exhibit 4.1 hereto, respectively, and incorporated herein by reference. The foregoing description of the Notes is qualified in its entirety by reference to the full text of the form of the 1.700% Senior Note due 2021, the form of 2.600% Senior Note due 2026 and the form of 4.100% Senior Note due 2046, which are filed hereto as Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively, and incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)     Exhibits.

The following exhibits are filed as part of this Report.

Exhibit Number	Description
1.1

Underwriting Agreement, dated as of May 12, 2016, among Intel Corporation and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein

4.1	Eighth Supplemental Indenture, dated as of May 19, 2016, between Intel Corporation and Wells Fargo Bank, National Association, as successor trustee

4.2	Form of 1.700% Senior Note due 2021

4.3	Form of 2.600% Senior Note due 2026

4.4	Form of 4.100% Senior Note due 2046

5.1	Opinion of Gibson, Dunn and Crutcher LLP

23.1	Consent of Gibson, Dunn and Crutcher LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION
(Registrant)

/s/ Stacy J. Smith
Stacy J. Smith
Date: May 19, 2016	Executive Vice President, Chief Financial Officer, and Principal Accounting Officer